                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                     SM&R GROWTH FUND, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                 IMPORTANT NEWS

                    FOR SM&R GROWTH FUND, INC. SHAREHOLDERS

    Your Fund will host a special meeting of shareholders on October 31, 2000 at the principal executive offices of the Fund and of Securities Management and Research, Inc., at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. The purpose of the meeting is to vote on two (2) important matters affecting the Fund.

    The first few pages of this booklet summarize the matters to be voted on and explain the proxy process, including how you can conveniently cast your votes. Before you vote, please read the full text of the proxy statement for a complete understanding of the Fund's proposals.

                                 PROPOSAL NO. 1
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

    We want to eliminate the performance fee adjustment contained in the current Investment Advisory Agreement between the Fund and Securities Management and Research, Inc. ("SM&R").

    Why do we want to remove the performance fee adjustment? We have three
(3) reasons why we want to remove the performance fee adjustment:

- After review, your Board has determined that the performance fee structure does not serve its intended goals. The performance fee does not improve the capacity to manage the investment process, nor does it serve as an effective incentive tool for SM&R. In fact, there is a low level of current demand for performance fee adjustments from investment professionals.

- Since the performance fee structure was adopted in 1989, the Fund has adopted a Multiple Class Plan and a Rule 12b-1 Distribution Plan. Such 12b-1 Plan, which was not contemplated when the performance fee structure was adopted, imposes 12b-1 fees on some classes but not others. Securities and Exchange Commission ("SEC") rules for calculating performance adjustments provide for exclusion of sales loads from the calculation because sales loads are irrelevant in measuring an investment advisor's performance. However, 12b-1 fees, which lower performance and generally represent alternatives to sales loads or other commission based compensation, are included in the calculation. Your Board believes that such 12b-1 fees, like sales loads, are dictated by sales and servicing characteristics unrelated to investment performance, and should not be considered in determining performance adjustments. Furthermore, a performance adjustment is meant to unite the interest of the investment advisor and the shareholders in achieving superior performance. Regardless of the number of classes, SM&R is managing a single portfolio and is providing the same investment management services to each class. In light of the inconsistencies in the SEC rules for calculating performance adjustments, your Board recommends eliminating the performance adjustment rather than using performance of a single class or adopting a different methodology for the different classes, some of which are subject to 12b-1 fees and some of which are not.

- In addition, in December, 1998, Lipper Inc. announced a new classification structure changing the Lipper Growth Fund Index, to which your Fund's performance has been compared, to the Lipper Multi-Cap Core Index. Lipper further announced that it would continuously review fund portfolios and initiate reclassification when it deemed that a fund's characteristics had changed considerably from those of its current peer group. After determining that the performance fee does not serve its intended goals and after considering the new Lipper Multi-Cap Core Index and the difficulty of dealing with a changing index, the Board of your Fund has determined that it is appropriate and fair to both the Fund and its shareholders and to SM&R to terminate the performance fee adjustment in its entirety.

                                 PROPOSAL NO. 2
                         APPROVAL OF PLAN OF CONVERSION

    At this time, your Fund and four other funds advised by SM&R make up the SM&R fund complex. We want to convert your Fund and two other funds in the SM&R fund complex into newly established series of SM&R Investments, Inc., another of the funds in the SM&R fund complex. Currently, your Fund and such other two funds are "stand alone" funds -- that is, they are organized and operated as separate legal entities, Maryland corporations. Ultimately, if the conversion is approved by the shareholders of the Fund and the other two funds, your Fund and the other funds approving the conversion will no longer be "stand alone" funds and will be operated as individual series of SM&R Investments, Inc. We believe that such "conversion" will result in a structure more in line with other funds and will result in a reduction of costs, administrative complexities and redundancies. The conversion of your Fund into a new series of SM&R
Investments, Inc. will have no material effect on the shareholders, officers, operations, management or value of the Fund or your Fund shares.

    The material terms of the conversion are as follows:

- SM&R Investments, Inc. will form a new series as a clone of the Fund. This new series of SM&R Investments, Inc. will have investment objectives and principal investment strategies materially the same as the Fund, as well as the same investment adviser. (See p. ).

- The new series of SM&R Investments, Inc. will purchase all of the assets of the Fund by delivering shares of the new series to the Fund. (See p. ).

- Prior to its termination, the Fund will constructively distribute to each shareholder one share of the new series in exchange for each Fund share held by such shareholder. (See p. )

- Fund shareholders would then own the same number of shares of the new series of SM&R Investments, Inc. of the same class and at the same net asset value as they owned in the Fund immediately prior to the conversion. (See p. ).

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q. I'm a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again -- a costly proposition for your Fund.

Q. Who gets to vote?

A. Any person who owned shares of your Fund on the "record date", which was August 31, 2000, gets to vote -- even if the investor sold the shares after the record date. Each shareholder is entitled to one vote for each share of the Fund owned on the record date.

Q. How can I vote?

A. You can vote in any one of the following ways:

    - Through the Internet using the address listed on your proxy card.

    - By Touch Tone, with a toll-free call to the number listed on your proxy card.

    - By mail, with the enclosed ballot.

    - In person at the meeting.

We encourage you to vote by Internet or telephone, using the "control" number that appears on your proxy card. These voting methods will save your Fund a good deal of money (no return-mail postage!). Whichever method you choose, please take the time to read the full text of our proxy statement before you vote.

Q. I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Investor, Custodian").

Q. How do the Board members of my Fund suggest that I vote?

A. After careful consideration, the Board members of your Fund, including the independent members, recommend that you vote "For" approval of the new Investment Advisory Agreement and "For" approval of the proposed Plan of Conversion.

Q. Whom do I call for more information?

A. Please call Shareholder Services toll free at 1-800-526-8346 and dial extension 229 to talk to Michele Lord; extension 214 to talk to Cindy Martin; or extension 225 to talk to Teresa Axelson. Each of such persons will be able to assist you.

                             SM&R GROWTH FUND, INC

                     2450 SOUTH SHORE BOULEVARD, SUITE 400

                            LEAGUE CITY, TEXAS 77573

                                 (281) 334-2469

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 31, 2000

                            ------------------------

To the Shareholders of

  SM&R GROWTH FUND, INC.:

    A Special Meeting (the "Special Meeting") of the Shareholders of SM&R Growth Fund, Inc. (the "Fund") will be held at the principal executive offices of the Fund and of Securities Management and Research, Inc., at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. The meeting will be held on October 31, 2000, at 8:30 a.m. Central Time, for the following purposes:

1. To consider and act upon a proposal to approve a new Investment Advisory Agreement between the Fund and its investment manager, Securities Management and Research, Inc. ("SM&R"), which does not include the performance fee adjustment provided for in the current Investment Advisory Agreement.

2. To consider and act upon an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate, "stand alone" fund to a separate series of SM&R Investments, Inc.

3. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    Only shareholders of record at the close of business on August 31, 2000, are entitled to notice of, and to vote at, the Special Meeting. After the Special Meeting, the Fund does not presently anticipate holding regular annual meetings of shareholders except to the extent required by law. A list of the Fund's shareholders is held in the office of the Fund, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

                                 By Order of the Board of Directors

                                 /s/ Teresa E. Axelson

                                 Teresa E. Axelson,
                                 SECRETARY

September 21, 2000
      -------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, THROUGH THE INTERNET AT OUR WEB SITE, OR BY MAIL WITH THE ENCLOSED BALLOT. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD.
PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY. A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND MUST BE PRESENT IN PERSON OR BY PROXY AT THE MEETING.

      -------------------------------------------------------------------

                                PROXY STATEMENT

                                      FOR

                             SM&R GROWTH FUND, INC.

                             ---------------------

                     2450 SOUTH SHORE BOULEVARD, SUITE 400

                            LEAGUE CITY, TEXAS 77573

                                 (281) 334-2469

                            ------------------------

                              GENERAL INFORMATION

    This Proxy Statement is being mailed to the shareholders of SM&R Growth Fund, Inc. (the "Fund") on or about September 21, 2000, and is furnished in connection with solicitation of proxies by the Board of Directors of the Fund for use at the Fund's Special Meeting of Shareholders (the "Special Meeting") to be held on October 31, 2000, and at any adjournment of such meeting.

    A proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Fund at the address shown above, by personal attendance at the Special Meeting, or by submitting a proxy bearing a later date. The cost of printing and mailing this Proxy Statement, the attached Notice and Proxy and all other costs of solicitation will be paid by Securities Management and Research, Inc. ("SM&R"), the Fund's underwriter, administrator, and investment adviser.

    The Fund is a Maryland corporation.

    August 31, 2000 (the "Record Date") has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the
Special Meeting. The Fund had   shares of common stock (the "Common Stock")
outstanding on the Record Date.

    Each share of Common Stock outstanding is entitled to one vote, but votes may not be cumulated.

    Generally, one-third (1/3) of the outstanding common shares of the Fund must be present in person or by proxy to constitute a quorum for the approval of any matter which properly comes before the Special Meeting. However, approval of Proposals 1 and 2 will require that more than one-half (1/2) of the Fund's outstanding common shares be present in person or by proxy. (See "Required Vote" in the discussion of each proposal below.) Abstentions and proxies signed and returned by brokers without voting on a proposal ("Broker Non-Votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present.

    If, as the time of the Special Meeting nears, more than 50% of the Fund's outstanding shareholders have not voted, the officers of the Fund or the proxy solicitation service utilized by the Fund may make phone calls to certain of the shareholders in order to gather more votes.

    SM&R and SM&R's parent company, American National Insurance Company ("American National"), have advised the Fund that they intend to vote all of their shares of the Fund "FOR" the two (2) proposals described below.

PROPOSAL NO. 1. TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE A NEW INVESTMENT
    ADVISORY AGREEMENT BETWEEN THE FUND AND ITS INVESTMENT MANAGER, SECURITIES MANAGEMENT AND RESEARCH, INC. ("SM&R") WHICH DOES NOT CONTAIN THE PERFORMANCE FEE ADJUSTMENT PROVIDED FOR IN THE CURRENT INVESTMENT ADVISORY AGREEMENT.

    On June 1, 2000, the Board of Directors of the Fund, including the Directors who are not "interested persons" of the Fund or SM&R as defined by the Investment Company Act of 1940 (the "Independent Directors"), unanimously voted to approve a new Investment Advisory Agreement between the Fund and SM&R (the "Proposed Investment Advisory Agreement"). The Proposed Investment Advisory Agreement is materially the same as the Fund's present Investment Advisory Agreement (the "Present Investment Advisory Agreement") except that the performance fee adjustment provided for in the Present Investment Advisory Agreement would be removed from the Proposed Investment Advisory Agreement.

    If the Proposed Investment Advisory Agreement is approved by the Fund's Shareholders, it will become effective on December 31, 2000. If the Proposed Investment Advisory Agreement is not approved, the Present Investment Advisory Agreement will continue in effect through August 15, 2001.

                   THE PRESENT INVESTMENT ADVISORY AGREEMENT

APPROVAL OF THE PRESENT INVESTMENT ADVISORY AGREEMENT

    The Present Investment Advisory Agreement, including the present fee structure described below, was approved by the Shareholders of the Fund on November 16, 1989 and became effective on November 30, 1989. By its terms, the Present Investment Advisory Agreement will continue in effect from year to year as long as it is approved annually by the Fund's Board of Directors, at a meeting called for that purpose, or by vote of a majority of the Fund's outstanding shares. In either case, renewal of the Present Investment Advisory

Agreement must be approved by a majority of the Fund's Independent Directors. The Present Investment Advisory Agreement is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment.

ROLE OF SM&R UNDER THE PRESENT INVESTMENT ADVISORY AGREEMENT

    Under the Present Investment Advisory Agreement, SM&R acts as the investment adviser for the Fund and supervises the investment and reinvestment of the cash, securities and other properties comprising the assets of the Fund. Specifically, SM&R is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, investment strategies and restrictions as described in the Fund's prospectus and statement of additional information. SM&R is also responsible for effecting all securities transactions on behalf of the Fund, including the placing of orders for the purchase and sale of portfolio securities. In addition to such services, SM&R also provides a wide range of investment related management, executive, administrative and operational services to the Fund. The Present Investment Advisory Agreement provides that the Fund will bear all investment related expenses not specifically assumed by SM&R. Such investment related expenses to be paid by the Fund include commissions and other expenses incidental to portfolio transactions; charges of the custodian for the Fund's assets; taxes; related fees and expenses of the Fund's auditors, legal counsel and counsel for not "interested" directors; and fees to SM&R provided for in the Present Investment Advisory Agreement.

    The Present Investment Advisory Agreement provides that SM&R shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Present Investment Advisory Agreement relates, except a loss resulting from SM&R's willful misfeasance, bad faith or gross negligence in the performance of its duties or from SM&R's reckless disregard of its obligations and duties under the Present Investment Advisory Agreement.

ADVISORY FEE

    Under the Present Investment Advisory Agreement, SM&R is paid a monthly advisory fee composed of a basic advisory fee ("Basic Advisory Fee") and a performance adjustment to the Basic Advisory Fee. The Basic Advisory Fee is computed each month by multiplying the average daily net asset value of the Fund (computed as provided in the Fund's prospectus) by one-twelfth (1/12th) of the Basic Advisory Fee annual rate determined as follows:

                                                       BASIC ADVISORY FEE
ON THE PORTION OF THE FUND'S AVERAGE DAILY NET ASSETS     ANNUAL RATE
-----------------------------------------------------  ------------------
Not exceeding $100,000,000                                 .750 of 1%
Exceeding $100,000,000 but not exceeding $200,000,000      .625 of 1%
Exceeding $200,000,000 but not exceeding $300,000,000      .500 of 1%
Exceeding $300,000,000                                     .400 of 1%

    Under the Present Investment Advisory Agreement, the Basic Advisory Fee is adjusted (the "Performance Fee Adjustment") each month, upward or downward, depending on the extent to which the investment performance of the Fund exceeds, or is exceeded by, the Lipper Growth Fund Index published by Lipper Inc. as shown below:

                                                        PERFORMANCE FEE
PERCENTAGE PERFORMANCE COMPARED TO LIPPER INDEX         ADJUSTMENT RATE
-----------------------------------------------         ---------------
0.10% to 0.99% above                                        +0.02%
1.00% to 1.99% above                                        +0.04%
2.00% to 2.99% above                                        +0.06%
3.00% to 3.99% above                                        +0.08%
4.00% to 4.99% above                                        +0.10%
5.00% to 5.99% above                                        +0.12%
6.00% to 6.99% above                                        +0.14%
7.00% to 7.99% above                                        +0.16%
8.00% to 8.99% above                                        +0.18%
9.00% and above                                             +0.20%

                                                        PERFORMANCE FEE
PERCENTAGE PERFORMANCE COMPARED TO LIPPER INDEX         ADJUSTMENT RATE
-----------------------------------------------         ---------------
0.10% to 0.99% below                                            -0.02%
1.00% to 1.99% below                                            -0.04%
2.00% to 2.99% below                                            -0.06%
3.00% to 3.99% below                                            -0.08%
4.00% to 4.99% below                                            -0.10%
5.00% to 5.99% below                                            -0.12%
6.00% to 6.99% below                                            -0.14%
7.00% to 7.99% below                                            -0.16%
8.00% to 8.99% below                                            -0.18%
9.00% and below                                                 -0.20%

SM&R'S OTHER RELATIONSHIPS WITH THE FUND

    SM&R is the principal underwriter of the Fund's shares pursuant to an Underwriting Agreement between the Fund and SM&R. SM&R also provides all of the non-investment related management, executive, administrative and operational services necessary for the proper conduct of the Fund's business pursuant to an Administrative Service Agreement between the Fund and SM&R. During the Fund's fiscal year ending December 31, 1999, the Fund paid SM&R $464,872 in administrative service fees. During such same period, SM&R received custodian fees of $43,566.72 from investors in qualified plans.

                   THE PROPOSED INVESTMENT ADVISORY AGREEMENT

    The Proposed Investment Advisory Agreement is materially the same as the Present Investment Advisory Agreement except for the deletion of the Performance Fee Adjustment described above. Accordingly, if the Proposed Investment Advisory Agreement is approved, after November 30, 2000, the advisory fee paid to SM&R will be the Basic Advisory Fee only. No Performance Fee Adjustment will be made.

    A copy of the Proposed Investment Advisory Agreement is attached as Appendix A and should be carefully reviewed.

MATTERS CONSIDERED BY THE BOARD OF DIRECTORS

    At its meetings held on November 18, 1999, February 17, 2000, June 1, 2000 and August 17, 2000, the Fund's Board of Directors discussed terminating the Performance Fee Adjustment. In reviewing this issue, and in deciding to recommend such termination to the Fund's shareholders, the directors considered:
(1) whether the performance fee worked as an effective incentive for SM&R -- i.e., whether the performance fee resulted in SM&R working harder to achieve better results; (2) whether other funds and fund advisors are utilizing performance fee adjustments; (3) the fairness of the Basic Advisory Fee without the Performance Fee Adjustment; (4) the elimination by Lipper Inc. of the Lipper Growth Fund Index, against which the Fund's performance is compared in the Present Investment Advisory Agreement; (5) the new Lipper Multi-Cap Core Index which would replace the Lipper Growth Fund Index if the existing Performance Fee Adjustment is revised and continued; (6) the administrative difficulty that would result from Lipper Inc.'s intention to actively review fund portfolios and initiate reclassification when a fund's characteristics change; (7) the historical results of applying the Performance Fee Adjustment, which, as discussed below, has resulted in a reduction of the Basic Advisory Fee during the Fund's last six (6) fiscal years; and (8) other potential benefits and disadvantages to the Fund of continuing or eliminating the Performance Fee Adjustment.

    In light of all of these considerations, the directors decided at their meeting on August 17, 2000 that it would be appropriate and fair to the Fund to eliminate the Performance Fee Adjustment portion of the advisory fee.

WHY THE FUND CURRENTLY HAS A PERFORMANCE FEE ADJUSTMENT

    The Performance Fee Adjustment was adopted in 1989. At that time, both SM&R and the Fund's Board of Directors believed that having a performance adjustment would work as an incentive to SM&R to more effectively manage the Fund's investments. SM&R and the Fund's Board also believed that the Lipper Growth Fund Index would be an appropriate benchmark against which to measure the Fund's performance. The directors believed it would be appropriate to reward SM&R if it out-performed the Lipper Growth Fund Index and to penalize SM&R if it failed to do so.

    Over the years, however, the directors and SM&R have increasingly believed that performance fees do not effectively serve their intended goals. Both the directors and SM&R now believe that the existing performance fee does not improve SM&R's capacity to manage the Fund's investments nor does such performance fee serve as an effective incentive tool for investment management. In fact, the directors and SM&R believe that there is a low level of current demand for this feature from investment professionals.

    In addition, when the performance fee structure was adopted in 1989, the Fund had a single class of shares. However, in October, 1998, the Fund adopted a Multiple Class Plan providing for multiple classes. At such time, the Fund also adopted a Rule 12b-1 Distribution Plan (the "12b-1 Plan"). Such 12b-1 Plan, which was not contemplated when the performance fee structure was adopted, imposes 12b-1 fees on some classes but not others. Securities and Exchange Commission ("SEC") rules for calculating performance adjustments provide for exclusion of sales loads from the calculation because sales loads are irrelevant in measuring an investment advisor's performance. However, 12b-1 fees, which lower performance and generally represent alternatives to sales loads or other commission based compensation, are included in the calculation. Your Board believes that such 12b-1 fees, like sales loads, are dictated by sales and servicing characteristics unrelated to investment performance, and should not be considered in determining performance adjustments. Furthermore, a performance adjustment is meant to unite the interest of the investment advisor and the shareholders in achieving superior performance. Regardless of the number of classes, SM&R is managing a single portfolio and is providing the same investment management services to each class. In light of the inconsistencies in the SEC rules for calculating performance adjustments, your Board recommends eliminating the performance adjustment rather than using the performance of a single class or adopting a different methodology for the different classes, some of which are subject to 12b-1 fees and some of which are not.

    The directors and SM&R have also increasingly believed that the Lipper Growth Fund Index was no longer a fair or reasonable measure of the Fund's performance. In the opinion of the directors and SM&R, this belief was confirmed when Lipper Inc. announced their new classification structure in

December, 1998. Their new classification structure would compare the Fund's performance to the new Lipper Multi-Cap Core Index.

    The directors and SM&R have considered the new Lipper Multi-Cap Core Index as a possible index to use in making a Performance Fee Adjustment. After such consideration, the directors and SM&R have concluded that such new index would not be a fair index against which to measure the Fund's performance.

THE FUND'S EXPERIENCE WITH THE PERFORMANCE FEE OVER THE LAST SIX FISCAL YEARS

    During the last six (6) fiscal years, there have been seventy-two (72) monthly performance calculations. During eleven (11) of those seventy-two (72) months SM&R benefited from the performance fee adjustment. The monthly fee has been decreased by as little as $22,287 in April 1999 and by as much as $38,359 in December 1999. The monthly fee has been increased by as much as $25,073 in October 1996.

    On a cumulative basis, application of the Performance Fee Adjustment during such six (6) fiscal years has reduced advisory fees paid by the Fund to SM&R by $1,212,050.

ADDITIONAL BOARD CONSIDERATIONS

    At their meetings on February 17, 2000, June 1, 2000, and August 17, 2000, the Fund's Board of Directors reviewed extensive data provided to it by SM&R. This data included (1) the nature and quality of the services rendered and the results achieved by SM&R in the area of investment performance; (2) the payments received by SM&R from all sources involving both the Fund and other funds and accounts managed by SM&R; (3) financial, personnel, and structural information as to SM&R's organization, including the costs borne by, and profitability of SM&R, in providing services of all types to the Fund and the other funds and accounts managed by SM&R; (4) information as to the investment advisory fees charged by SM&R to other funds and accounts managed by SM&R; (5) competitive industry fee structures and expense ratios; and (6) incidental benefits that SM&R and its affiliates may have received from SM&R's relationship to the Fund.

    The directors also compared the investment advisory fees that the Fund has paid to SM&R under the Present Investment Advisory Agreement with the investment advisory fees the Fund would have paid under the Proposed Investment Advisory Agreement had it been in effect during the most recent fiscal year, and information concerning the Fund's expense ratios on both an existing and pro forma basis.

    In addition, the directors considered the benefits received by SM&R in the form of research services from broker dealers that effect securities transactions for funds advised by SM&R. Research services received from brokers and dealers are supplemental to SM&R's own research effort. As a practical matter, it would not be possible for SM&R to generate all of the information presently provided by brokers and dealers. SM&R pays cash for certain research services received from external sources. SM&R also allocates brokerage from the funds it advises for research services that are available for cash. While receipt of research services from brokerage firms has not reduced SM&R's normal research activities, SM&R's expenses could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, SM&R is relieved of expenses that it might otherwise bear.

EFFECT OF REMOVAL OF THE PERFORMANCE FEE

    While the Performance Fee Adjustment has resulted in reductions in the Basic Advisory Fee paid to SM&R for sixty-one (61) months over the last six
(6) fiscal years, it is impossible to predict the impact of eliminating the Performance Fee Adjustment, if approved. The future impact of eliminating the Performance Fee Adjustment will depend on many different factors and may represent an increase or decrease from the Fund's aggregate advisory fee under the Present Investment Advisory Agreement, depending on the Fund's performance relative to the existing or a substitute index.

    However, the effect of the proposed removal of the Performance Fee Adjustment on the Fund for the Fund's most recent fiscal year can be shown by comparing fees paid under the Present Investment Advisory Agreement with fees that would have been paid for such year if the Performance Fee had not been in effect. Accordingly, the following table compares the Fund's advisory fee as calculated under the Present Investment Advisory Agreement for the last six fiscal years to the advisory fee that the Fund would have incurred under the Proposed Investment Advisory Agreement, which does not include a performance adjustment, if the Proposed Investment Advisory Agreement had been in effect during that same period. Advisory fees are expressed in dollars.

                         PRESENT      PROPOSED
                        INVESTMENT   INVESTMENT
                         ADVISORY     ADVISORY
    CALENDAR YEAR       AGREEMENT    AGREEMENT    DIFFERENCE
---------------------   ----------   ----------   ----------
   1994                 $  609,831   $  832,334       20%
   1995                 $  732,25l   $  910,996       14%
   1996                 $1,093,421   $1,018,289       (5%)
   1997                 $1,011,542   $1,180,072       10%
   1998                 $  922,010   $1,292,444       20%
   1999     *           $1,005,754   $1,422,889       20%

* Multiple Class shares (Class A, B, C and T) were added to the Fund effective 1/1/99. The figures provided reflect maximum performance fee reimbursement by the Adviser to the Fund. Classes A, B and C are subject to a 12b-1 fee, however, since the Fund is at the maximum fee adjustment, fee reimbursements were the same across all classes.

    The following tables provide data concerning each class's advisory fees and expenses as a percentage of average net assets for the fiscal year ended December 31, 1999 under the Present Investment Advisory Agreement and if the Proposed Investment Advisory Agreement had been in effect during that same period.

COMPARATIVE FEE TABLE

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

    The following figures are based on historical expenses adjusted to reflect current fees of the Fund, and as stated in the Fund's current prospectus, are calculated as a percentage of average net assets.

                                                   PRESENT      PROPOSED
                                                  INVESTMENT   INVESTMENT
                                                   ADVISORY     ADVISORY
                                                  AGREEMENT    AGREEMENT
                                                  ----------   ----------
CLASS A
  Advisory Fee                                       0.48%        0.68%
  12b-1 Fee                                          0.25%        0.25%
  Other Expenses (1)                                 0.78%        0.78%
  Total Fund Operating Expense (2)                   1.51%        1.71%
CLASS B
  Advisory Fee                                       0.48%        0.68%
  12b-1 Fee                                          0.75%        0.75%
  Other Expenses (1)                                 0.78%        0.78%
  Total Fund Operating Expense (2)                   2.01%        2.21%
CLASS C
  Advisory Fee                                       0.48%        0.68%
  12b-1 Fee                                          1.00%        1.00%
  Other Expenses (1)                                 0.78%        0.78%
  Total Fund Operating Expense (2)                   2.26%        2.46%
CLASS T
  Advisory Fee                                       0.48%        0.68%
  12b-1 Fee                                           None         None
  Other Expenses (1)                                 0.39%        0.39%
  Total Fund Operating Expense (2)                   0.87%        1.07%

(1) "Other Expenses" include a 0.25% Administrative Service Fee

(2) The Comparative Fee Tables does not reflect any fees waived or expenses assumed either contractually or voluntarily by the Fund's manager, SM&R. Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) the Fund for regular operating expenses in excess of 1.25% per year of the Fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not included the 12b-1 fee or class-specific expenses. The Comparative Fee Table show operating expenses for Classes A, B and T. The Fund also has Classes C, J and Y, but has determined to discontinue sales of such classes.

    EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and
(2) redemption at the end of each time period:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                       --------   --------   --------   --------
CLASS A
  Present Investment Advisory
    Agreement                            $646      $  953     $1,283     $2,211
  Proposed Investment Advisory
    Agreement                            $665      $1,012     $1,382     $2,418
CLASS B
  Present Investment Advisory
    Agreement                            $704      $  903     $1,183     $2,209
  Proposed Investment Advisory
    Agreement                            $724      $  991     $1,285     $2,418
CLASS C
  Present Investment Advisory
    Agreement                            $427      $  799     $1,298     $2,669
  Proposed Investment Advisory
    Agreement                            $447      $  859     $1,397     $2,868
CLASS T
  Present Investment Advisory
    Agreement                            $659      $  837     $1,029     $1,586
  Proposed Investment Advisory
    Agreement                            $678      $  896     $1,313     $1,806

    The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the Fund, utilizing both the Present Investment Advisory Agreement and the Proposed Investment Advisory Agreement. The example above should not be considered a representation of past or future expenses of the Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

    Note: A $10.00 fee is charged for each expedited wire redemption.

    Because shareholders are being asked to vote on two proposals, both of which could affect the Fund's investment advisory agreement, there are four possible results which could occur. Such results are as follows:

- PROPOSED INVESTMENT ADVISORY AGREEMENT APPROVED -- PLAN OF CONVERSION NOT APPROVED.

    If the Proposed Investment Advisory Agreement is approved, such agreement will be effective on December 1, 2000 and, if the Plan of Conversion presented as Proposal No. 2 below is not approved, the Proposed Investment Advisory Agreement will continue in effect until

    December 1, 2001, and thereafter from year to year as long as the agreement is approved annually by the Board of Directors of the Fund at a meeting called for that purpose or by a vote of the Fund's outstanding shares.

- PROPOSED INVESTMENT ADVISORY AGREEMENT APPROVED -- PLAN OF CONVERSION APPROVED

    If the Proposed Investment Advisory Agreement is approved and the Plan of Conversion is also approved, the Fund, pursuant to the Plan of Conversion, will enter into a New Investment Advisory Agreement which will be materially the same as the Proposed Investment Advisory Agreement. Such New Investment Advisory Agreement will be effective on December 31, 2000 (or such later date as may be agreed upon) and will continue in effect for one (1) year, and thereafter from year to year as long as the agreement is approved annually by the Board of Directors of the Fund at a meeting called for that purpose or by a vote of the Fund's outstanding shares.

- PROPOSED INVESTMENT ADVISORY AGREEMENT NOT APPROVED -- PLAN OF CONVERSION NOT APPROVED

    If the Proposed Investment Advisory Agreement is not approved by the Fund's shareholders and, if the Plan of Conversion is not approved, the Present Investment Advisory Agreement will continue in effect until August 15, 2001, and thereafter from year to year as long as the agreement is approved annually by the Board of Directors of the Fund at a meeting called for that purpose or by a vote of the Fund's outstanding shares. SM&R and the Fund's Board of Directors believe that the Lipper Growth Fund Index information will continue to be available from Lipper Inc. at least through August 15, 2001.

- PROPOSED INVESTMENT ADVISORY AGREEMENT NOT APPROVED -- PLAN OF CONVERSION APPROVED

    If the Proposed Investment Advisory Agreement is not approved, but the Plan of Conversion is approved, the Fund, pursuant to the Plan of Conversion, will enter into a New Investment Advisory Agreement which will be materially the same as the Present Investment Advisory Agreement. Such New Investment Advisory Agreement will be effective on December 31, 2000 (or such later date as may be agreed upon) and will continue in effect for one (1) year, and thereafter from year to year as long as the agreement is approved annually by the Board of Directors of the Fund at a meeting called for that purpose or by a vote of the Fund's outstanding shares.

REQUIRED VOTE -- THE PROPOSED INVESTMENT ADVISORY AGREEMENT

    Approval of the Proposed Investment Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund, as determined by the provisions of the 1940 Act. Pursuant to the 1940 Act, a 'vote of a majority of the Fund's outstanding voting securities' means the approval by the lesser of (i) more than 50% of the Fund's outstanding voting securities, or
(ii) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present (in person or by proxy).

BOARD OF DIRECTORS' RECOMMENDATION

    AFTER CAREFUL CONSIDERATION, THE BOARD MEMBERS OF YOUR FUND, INCLUDING THE INDEPENDENT MEMBERS, RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENT WHICH DOES NOT CONTAIN A PERFORMANCE FEE.

PROPOSAL NO. 2. TO CONSIDER AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION PROVIDING FOR THE CONVERSION OF THE FUND TO A SERIES OF SM&R INVESTMENTS, INC.

    At this time, your Fund, SM&R Equity Income Fund, Inc. and SM&R Balanced Fund, Inc. (the "SM&R Equity Funds") and SM&R Investments, Inc. and American National Investment Accounts, Inc., two other funds being advised by SM&R, make up the SM&R fund complex. Your Fund and the other two SM&R Equity Funds currently have boards of directors consisting of the same seven (7) persons.

    The Fund is presently organized as a "stand alone" fund -- that is, it is organized as a corporation under Maryland law and, as such, is currently operated as a separate legal entity. Your Fund's Board of Directors, including its Independent Directors, and the directors of SM&R Investments, Inc., another fund in the SM&R fund complex, have unanimously approved an Agreement and Plan of Conversion and Termination for your Fund (the "Conversion Plan"), a copy of which is attached to this Proxy Statement as Appendix "B". The Conversion Plan provides for the conversion of your Fund (the "Conversion") from a "stand alone" fund to a newly established separate series (the "New Series") of SM&R Investments, Inc. The boards of directors of the other two (2) SM&R Equity Funds (which are the same persons who are directors of your Fund) have also approved the conversion of those funds into newly established series of SM&R
Investments, Inc. THE PROPOSED CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF YOUR FUND.

    SM&R Investments, Inc. was incorporated under the laws of Maryland on November 6, 1991. It changed its name from SM&R Capital Funds, Inc. to SM&R Investments, Inc. on December 31, 1998. Like your Fund, SM&R Investments, Inc. is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, commonly called a "mutual fund." The mailing address and telephone number of the principal office of SM&R Investments, Inc. are the same as those of your Fund.

    SM&R Investments, Inc. currently offers the following portfolios, each having the number of shares indicated as of August 31, 2000: SM&R Government
Bond Fund (    shares), SM&R Tax Free Fund (    shares), SM&R Primary Fund (
shares), and SM&R Money Market Fund (    shares) (the "SM&R Fixed Income
Funds"). SM&R Investments, Inc. also currently offers the following portfolios which commenced operations on September 1, 2000: SM&R Alger Growth Fund; SM&R Alger Small-Cap Fund; SM&R Alger Aggressive Growth Fund; and SM&R Alger Technology Fund (the "SM&R Alger Funds"). The SM&R Alger Funds did not have any shares outstanding on the Record Date. The SM&R Fixed Income Funds declare dividends monthly. The SM&R Alger Funds declare dividends quarterly.

    If the Conversion is approved by the shareholders of your Fund, your Fund will become another series of SM&R Investments, Inc. Your Fund, however, will continue to declare dividends semi-annually in June and December of each year. However, after the Conversion, the New Series will have a fiscal year which runs from September 1 through August 31 instead of your Fund's present fiscal year which runs from January 1 through December 31.

    The Conversion would be accomplished by having SM&R Investments, Inc. form the New Series which would be a clone of your Fund. Such New Series would have investment objectives and principal investment strategies, the same classes and would otherwise be materially the same as your Fund. Such New Series would "purchase" all of the assets of the Fund by delivering shares of the New
Series to the Fund. The Fund would then be dissolved, and its assets -- the shares of the New Series -- would be distributed to the Fund's shareholders, who would then be shareholders of the New Series of SM&R Investments, Inc.

    The New Series, which has not commenced business operations and will be established for the purpose of effecting the Conversion, will carry on the business of your Fund following the Conversion. The New Series will have an investment objective, investment strategies, techniques and restrictions materially the same as those of your Fund. Since both the Fund and SM&R Investments, Inc. are Maryland corporations organized under substantially similar articles of incorporation, the rights of securities holders of the Fund under state law and the Fund's governing documents are expected to remain unchanged after the Conversion. Shareholder voting rights for both the Fund and SM&R Investments, Inc. are currently based on the number of shares owned by each shareholder.

    In contemplation of the Conversion, SM&R Investments, Inc.'s directors nominated and SM&R Investments, Inc.'s shareholders have elected a board of 14 directors. Seven of such directors are the same individuals now serving as directors of your Fund and two of the other funds in the SM&R complex of funds. The remaining directors are individuals, all of whom have served as directors of SM&R Investments, Inc. for at least three (3) years. By approving the Conversion, you are agreeing that such 14 directors will continue as directors of SM&R Investments, Inc. after the Conversion -- that is, in effect, by voting for the Conversion, you are ratifying and approving the election of such 14 individuals as directors. See "Information Concerning SM&R Investments, Inc.'s Directors, Board Organization and Executive Officers".

    The directors of SM&R Investments, Inc. will hold office without any limit in time except that: (i) any director may resign; and (ii) a director may be removed at any meeting of SM&R Investments, Inc.'s shareholders at which a quorum is present by the affirmative vote of the majority of the outstanding voting shares of SM&R Investments, Inc. In case a vacancy shall exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders meeting for the purpose of electing a board of directors. Otherwise, unlike publicly traded companies, most mutual funds, including your Fund and SM&R Investments, Inc., do not hold shareholder meetings every year. Instead, they undertake this expensive process only when required by law or when significant issues, such as the Conversion, requiring shareholder approval come up. This means that you may not have an opportunity to actually vote for or against nominees for director for a substantial period of time.

    SM&R, the investment adviser to the Fund, will be responsible for providing the New Series with various administrative services and supervising the daily business affairs of the New Series, subject to the supervision of SM&R Investments, Inc.'s board of directors. Such services will be provided by SM&R pursuant to management contracts substantially similar to the contracts in effect between the Fund and SM&R immediately prior to the proposed Conversion. SM&R will also continue as the principal distributor of the shares of the New Series under an underwriting agreement substantially similar to the existing Underwriting Agreement between the Fund and SM&R. SM&R will also serve as investment adviser to the New Series.

REASONS FOR THE PROPOSED CONVERSION

    The Fund's board of directors unanimously recommends conversion of the Fund to the New Series of SM&R Investments, Inc. This proposed Conversion is part of an overall plan that involves the proposed conversion of the other two SM&R Equity Funds as well. The goal of the conversions is to restructure the three SM&R Equity Funds, which are currently stand alone funds in the SM&R fund complex, into separate series under SM&R Investments, Inc. Ultimately, if all of the conversions are approved, the SM&R fund complex will consist of two funds, each with multiple series. The Conversion will also consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing the expenses of the Fund. The Conversion will also make transfers among the SM&R fund complex easier as transfers among series of the same fund involve less administrative difficulties than transfers among different stand-alone funds. The Fund's board of directors has unanimously determined that the proposed Conversion is in the best interests of the Fund, that the terms of the Conversion are fair and reasonable, and that the interests of the shareholders of the Fund will not be diluted as a result of the Conversion. THE PROPOSED CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF THE FUND.

    The proposal to present the Conversion Plan to the Fund's shareholders was unanimously approved by the Fund's board of directors (and the boards of directors of the other two SM&R Equity Funds), including all of its Independent Directors, on August 17, 2000. The board of directors of SM&R Investments, Inc. also approved such Conversion on August 17, 2000. If the shareholders of the Fund, or another of the two SM&R Equity Funds which are proposed to be converted into series of SM&R Investments, Inc., do not approve the Conversion, the Fund or such other funds which do not approve the Conversion will continue to operate as stand alone funds.

SUMMARY OF THE CONVERSION PLAN

    The following discussion summarizes the important terms of the Conversion Plan. The summary is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Appendix "B" to this Proxy Statement. YOU SHOULD READ THE CONVERSION PLAN IN ITS ENTIRETY.

    If the Conversion Plan is approved by the shareholders of the Fund at their October 31, 2000 Special Meeting, then, on December 31, 2000, or on such later date agreed upon (the "Closing Date"), the Fund will transfer all of its assets to the New Series in exchange for shares thereof ("New
Series Shares") equal to the number of the Fund's shares outstanding on the Closing Date and the assumption by the New Series of all of the liabilities of the Fund. Immediately thereafter, the Fund will constructively distribute to each Fund shareholder one (1) New Series Share for each Fund share held by the shareholder on the Closing Date, by class, in liquidation of the Fund shares. As soon as is practicable after this distribution of New Series Shares, the Fund will be terminated and will be wound up and liquidated. UPON COMPLETION OF THE PROPOSED CONVERSION, EACH FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO, AND OF THE SAME CLASS AS, HIS OR HER FUND SHARES.

    The Conversion Plan obligates SM&R Investments, Inc. to enter into (i) an Investment Advisory Agreement with SM&R with respect to the New Series (the "New Investment Advisory Agreement"); (ii) an Underwriting Agreement with SM&R with respect to the New Series (the "New Underwriting Agreement"); (iii) an Administrative Service Agreement with SM&R with respect to the New Series (the "New Administrative Service Agreement"); (iv) a Custodian Contract with SM&R with respect to the New Series (the "New Custodian Contract"); (v) a Multiple Class Plan with respect to the New Series (the "New Multiple Class Plan"); and
(vi) a Distribution and Shareholder Servicing Plan under Rule 12b-1 (the "New 12b-1 Plan") with respect to the New Series; (collectively, the "New Agreements"). Approval of the Conversion Plan by the Fund's shareholders will authorize the Fund (which will be issued a single share of the New Series on a temporary basis) to approve the New Agreements as the sole initial shareholder of the New Series. Each of the New Agreements will be materially the same as the corresponding contract or plan in effect with respect to the Fund immediately prior to the Closing Date.

    The New Agreements will take effect on the Closing Date and each will continue in effect for one (1) year. Thereafter, the New Investment Advisory Agreement and the New Underwriting Agreement will each continue in effect only if its continuance is approved at least annually: (i) by the vote of a majority of SM&R Investments, Inc.'s Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of SM&R Investments, Inc.'s directors or a majority of the outstanding voting shares of the New Series. The New Administrative Service Agreement and the New Custodian Contract will continue in effect until terminated, with the New Administrative Service Agreement being terminable by SM&R Investments, Inc. or SM&R at any time without penalty upon 60 days' notice, and with the New Custodian Contract being terminable at either time by SM&R Investments, Inc. or by SM&R upon 30 days' notice. The New

Multiple Class Plan will continue in effect until terminated or materially changed by SM&R Investments, Inc. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of SM&R Investments, Inc.'s Independent Directors or a majority of the outstanding voting shares of the New Series.

    Assuming that the Conversion Plan is approved, it is currently contemplated that the Conversion will become effective on the Closing Date. However, the Conversion Plan may become effective at such other date agreed upon by the Fund and SM&R Investments, Inc. in writing.

    The obligations of the Fund and SM&R Investments, Inc. under the Conversion Plan are subject to various conditions stated therein. Notwithstanding the approval of the Conversion Plan by the Fund's shareholders, such plan may be terminated or amended at any time prior to the Closing Date by action of the directors of the Fund to provide against unforeseen events if: (i) there is a material breach by SM&R Investments, Inc. of any representation, warranty, or agreement contained in the plan to be performed at or prior to the Closing Date; or (ii) it reasonably appears that SM&R Investments, Inc. will not or cannot meet a condition of the plan. Either the Fund or SM&R Investments, Inc. may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of the Fund's shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

    SM&R Investments, Inc. will establish accounts for the New Series shareholders containing the appropriate number, class and denominations of the New Series Shares to be received by each shareholder under the Conversion Plan. Such accounts will be the same in all material respects as the accounts currently maintained by the Fund for shareholders.

    As a practical matter, the Conversion of your Fund will have no noticeable effect on the Fund's shareholders. Your investment will not change. On the day the Conversion takes place, you will own the same number of shares of the same class of the New Series of SM&R Investments, Inc. as you owned of the Fund. The net asset value of such shares will be the same as the net asset value of the Fund's shares immediately prior to the conversion. The portfolio of the New Series will be the same portfolio owned by the Fund immediately prior to the Conversion. Thus, your interests as shareholder will not be diluted by the Conversion.

EXPENSES

    The expenses of the Conversion will be borne by SM&R.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

    Certain fundamental investment restrictions of the Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Conversion. By approving the Conversion Plan, shareholders will be agreeing to waive, only for the purpose thereof, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCE OF THE CONVERSION

    Both the Fund and SM&R Investments, Inc. have received an opinion from Sutherland, Asbill & Brennan, L.L.P., that the Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, neither the Fund, the New Series, nor the shareholders of the Fund will recognize gain or loss for federal income tax purposes upon: (i) the transfer of the Fund's assets in exchange solely for the New Series Shares and the New Series' assumption of the Fund's liabilities; or (ii) the distribution of those shares to the Fund's shareholders in liquidation of their Fund shares. The opinion further provides, among other things, that: (1) a Fund shareholder's aggregate basis for federal income tax purposes of the New Series Shares to be received by the shareholder in the Conversion will be the same as the aggregate basis of his or her Fund shares to be constructively surrendered in exchange for those New
Series Shares; and (2) a Fund shareholder's holding period for his or her New Series Shares will include the shareholder's holding period for his or her Fund shares, provided that those Fund shares were held as capital assets at the time of the Conversion.

CONCLUSION

    The Board has concluded that the proposed Conversion Plan is in the best interest of the shareholders of the Fund. A vote in favor of the Conversion Plan encompasses: (i) approval of the Conversion of the Fund to the New Series;
(ii) ratifying and approving the election of the current fourteen (14) directors of SM&R Investments, Inc.; (iii) approval of the temporary waiver of certain investment limitations of the Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions", above); and (iv) authorization of the Fund, as the sole initial shareholder of the New Series, to approve: (a) an Investment Advisory Agreement with SM&R with respect to the New Series (the "New Investment Advisory Agreement"); (b) an Underwriting

Agreement with SM&R with respect to the New Series (the "New Underwriting Agreement"); (c) an Administrative Service Agreement with SM&R with respect to the New Series (the "New Administrative Service Agreement"); (d) a Custodian Contract with SM&R with respect to the New Series (the "New Custodian Contract"); (e) a Multiple Class Plan with respect to the New Series (the "New Multiple Class Plan"); and (f) a Distribution and Shareholder Servicing Plan under Rule 12b-1 (the "New 12b-1 Plan") with respect to the New Series; (collectively, the "New Agreements"). Each of these New Agreements is materially the same as the corresponding contract or plan in effect with respect to the Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the Conversion Plan is not approved, the Fund will continue to operate as a stand-alone Fund. Otherwise, the Fund will be converted consistent with shareholder approval.

REQUIRED VOTE -- PLAN OF CONVERSION

    Approval of the Plan of Conversion requires the affirmative vote of a majority of Fund shares entitled to vote.

                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL
          OWNERS AND OFFICERS AND DIRECTORS OF SM&R GROWTH FUND, INC.

    The Fund is not aware of any person (including any "group" as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who held, of record or beneficially, more than 5% of SM&R Investments, Inc.'s Common Stock outstanding on the Record Date.

    SM&R, the investment adviser, manager and underwriter of the Fund and SM&R Investments, Inc., is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Foundation are Robert L. Moody ("RLM"), Chairman of the Board, President and Chief Executive Officer of American National, Frances Moody Newman, RLM's mother, and Ross R. Moody, RLM's son.

    The Moody National Bank of Galveston (the "Bank") is the trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board, President and Chief Executive Officer of the Bank and President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling shareholder. The Three R Trusts, trusts established by RLM for the benefit of his children, own 100% of Bancshares Class B Common Stock (which elects a majority of Bancshares' directors) and 47.5% of its Class A Common Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, SM&R, the Bank, Bancshares, MBHC, and the Fund.

    As of the Record Date, each of the Fund's directors, and it's directors and officers as a group, had the following ownership in the Fund:

                          AMOUNT AND NATURE OF            PERCENT OF
TITLE OF CLASS          NAME OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP      CLASS
--------------          ------------------------   ------------------------   --------
Class T                 Paul D. Cummings           (direct)                      *
Class T                 Jack T. Currie             (direct)                      *
Class T                 Ira W. Painton             (direct)                      *
                                                   (indirect)                    *
Class T                 Michael W. McCroskey       (direct)                      *
                                                   (indirect)
Class T                 Directors and Officers     (direct/indirect)             *
                        as a Group

*   Less than 1% owned

    The information above was furnished by the Fund's directors and officers.

BOARD OF DIRECTORS' RECOMMENDATION

    AFTER CAREFUL CONSIDERATION, THE BOARD MEMBERS OF YOUR FUND, INCLUDING THE INDEPENDENT MEMBERS, RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSED PLAN OF CONVERSION.

                             SM&R INVESTMENTS, INC.
  INFORMATION CONCERNING DIRECTORS, BOARD ORGANIZATION, AND EXECUTIVE OFFICERS

    As explained above, by approving the Conversion, you are agreeing that the 14 present directors of SM&R Investments, Inc. will continue as directors of SM&R Investments, Inc. after the Conversion. In other words, by voting for the Conversion, you are ratifying and approving and, in effect, "electing", such 14 individuals as directors. Accordingly, to assist you in your decision on whether to vote in favor of or against the Conversion, we are including the following information which would have been furnished if you were actually voting for such individuals as directors. KEEP IN MIND THAT SUCH INFORMATION IS ABOUT THE PRESENT DIRECTORS OF SM&R INVESTMENTS, INC. AND NOT YOUR FUND. However, such directors do include the present seven (7) directors of your Fund.

    According to the information furnished to the Fund by SM&R Investments, Inc., the following stockholders owned five percent (5%) or more of SM&R Investments Inc.'s outstanding common stock as of the Record Date:

                          NAME & ADDRESS OF     AMOUNT & NATURE OF    PERCENT OF
TITLE OF CLASS            BENEFICIAL OWNER     BENEFICIAL OWNERSHIP     CLASS
--------------          ---------------------  --------------------   ----------
Common Stock            American National            (direct)               %
                        Insurance Company (1)        (indirect)             %
Common Stock            SM&R (2)                     (direct)               %
                                                     (indirect)             %

(1) The address of American National Insurance Company is One Moody Plaza, Galveston, Texas 77550.

    American National's direct share ownership is composed of shares of the SM&R
    Government Bond Fund,   shares of the SM&R Tax Free Fund,   shares of the
    SM&R Primary Fund and   shares of the SM&R Money Market Fund. American
    National's indirect ownership is composed of shares of the SM&R Primary Fund and shares of the SM&R Money Market Fund.

(2) SM&R's direct share ownership is composed of shares of the SM&R Government
    Bond Fund, shares of the SM&R Tax Free Fund,   shares of the SM&R Primary
    Fund,   shares of the SM&R Money Market Fund. SM&R's indirect share
    ownership is composed of   shares of the SM&R Primary Fund.

           INFORMATION CONCERNING DIRECTORS OF SM&R INVESTMENTS, INC.
  (NAME, ADDRESS, AGE, POSITION, OFFICES AND BUSINESS EXPERIENCE IN LAST FIVE
                                     YEARS)

    The information set forth below has been furnished by each of the 14 directors and the officers of SM&R Investments, Inc.:

ERNEST S. BARRATT PH.D. (1) (Department of Psychiatry and Behavioral Sciences, University of Texas Medical Branch, Galveston, Texas 77555-0189)
75, Director of SM&R Investments, Inc., since 1997; Director of American National Investment Accounts, Inc., another investment company in the SM&R complex of funds, since 1990; Marie B. Gale Professor in Psychiatry, Professor and Chief of Psychodiagnostic service and Cognitive Neuroscopic Laboratory, Department of Psychiatry and Behavioral Sciences, University of Texas Medical Branch, a medical school and hospital system, since 1962.

LEA MCLEOD MATTHEWS *(2) (#8 Kern Ramble, Austin, Texas 78722)
38, Director of SM&R Investments, Inc and American National Investment Accounts, Inc., another investment company in the SM&R complex of funds, since 1994; Tivoli Systems, Inc., software and communications company, since April 2000; Communications Consultant, Texas Association of School Boards, 1999 to 2000; Publications Editor, National Western Life Insurance Co., 1990 to 1999; Director of Garden State Life Insurance Company, 1993 to present; Director of Kids Exchange of Austin, a non-profit corporation, 1996 to 1998; Consultant to Austin Writers League.

ANN MCLEOD MOODY *(2) (5 Colony Park Drive, Galveston, Texas 77551)
63, Director of SM&R Investments, Inc and American National Investment
Accounts, Inc., another investment company in the SM&R complex of funds, since 1997; Director of Moody Gardens, Inc., non-profit corporation, since 1994; Director of The Westcap Corporation, formerly a government bond trader, 1990 to January 14, 1999; Director of Bank of Galveston, 1983 to 1988; Director and Corporate Secretary of Seal Fleet, Inc., formerly offshore service company, 1972 to 1996; Director of Gal-Tex Hotel Corporation, hotel management company, since 1998.

EDWIN K. NOLAN (1) (1271 Jonas Drive, Canyon Lake, Texas 78133)
56, Director of SM&R Investments, Inc., since 1991; Director of American National Investment Accounts, Inc., another investment company in the SM&R complex of funds, since 1997; Investor and Attorney, Law Offices, Edwin K. Nolan, P. C., Canyon Lake, Texas since 1977; Director and Owner of Canyon Lake Aviation, Inc., a real estate company, since 1986; Director of Hancock Mini Mart, Inc. since 1995.

ROBERT V. SHATTUCK, JR. (1018 23rd Street, Galveston, Texas 77550)
58, Director of SM&R Investments, Inc and American National Investment Accounts, Inc., another investment company in the SM&R complex of funds, since 1997; Attorney, Law Offices of Robert V. Shattuck, Jr., Galveston, Texas, since 1986.

JAMIE G. WILLIAMS (3328 Stanford, Dallas, Texas 75225)
54, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., another investment company in the SM&R complex of funds, since 1997; Academic Language Therapist and Educational Consultant 1974 to present; Director Center for Computer Assistance to the Disabled, since April 2000; Director of The Learning Therapist Graduate Certificate Program, 1986 to 1995; Adult Assessment Clinic and Adolescent Academic Development Programs, Division of Evening, Summer and Continuing Studies, Southern Methodist University, 1994 to 1995; Adjunct Instructor in Department of Psychology, Dedman College, Southern Methodist University, 1988 to 1995.

FRANK P. WILLIAMSON (301 Barracuda, Galveston, Texas 77550)
68, Director of SM&R Investments, Inc and American National Investment Accounts, Inc., another investment company in the SM&R complex of funds, since 1997; Retired, Owner of Professional Pharmacy, 1964 to 1998.

    THE FOLLOWING SIX (6) DIRECTORS OF SM&R INVESTMENTS, INC. ARE ALSO CURRENTLY DIRECTORS OF THE FUND AND THE OTHER TWO SM&R EQUITY FUNDS:

RALPH S. CLIFFORD (3) (4800 Sixth Avenue Drive, Moline, Illinois 61265)
84, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since September 21, 2000; Director of the Fund, SM&R Equity

Income Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1972; Retired Attorney, Clifford, Clifford & Olson; Retired Director of Henry County Bank; Retired Director of Illini Beef Packers, Inc.; Retired Director of Industrial Relations of Deere & Company, tractor and implement manufacturing company.

PAUL D. CUMMINGS (3) (3102 Belaire Drive, Oklahoma City, Oklahoma 73110) 85, Director of SM&R Investments, Inc. and American National Investment
Accounts, Inc., since September 21, 2000; Director of the Fund and SM&R Equity Income Fund, Inc., other investment companies in the SM&R complex of funds, since 1969; Director of SM&R Balanced Fund, Inc., another investment company in the SM&R complex of funds, since 1971; Retired President and Director of Globe Life and Accident Insurance Company.

JACK T. CURRIE (515 Post Oak Boulevard, Suite 750, Houston, Texas 77027)
72, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since September 21, 2000; Director of the Fund, SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1971; Personal Investments; Director of American Indemnity Financial Corporation, holding company for casualty insurance company, 1978 to 1999; Director of Stewart & Stevenson Services, Inc., 1990 to 1999, designs and constructs power generating systems.

IRA W. PAINTON, C.L.U. (3) (12004 Dahoon, Oklahoma City, Oklahoma 73120) 82, Director of SM&R Investments, Inc. and American National Investment
Accounts, Inc., since September 21, 2000; Director of the Fund, since 1967 and Chairman of the Board since 1989; Director of the SM&R Equity Income Fund, Inc., another investment company in the SM&R complex of funds, since 1969, and Chairman of the Board, since 1989; and Director of SM&R Balanced Fund, Inc., another investment company in the SM&R complex of funds, since 1978 and Chairman of the Board since 1989; Retired President of the Fund, SM&R Equity Income
Fund, Inc., and SM&R Balanced Fund, Inc.; Retired President and Director of
SM&R.

DONALD P. STEVENS (University of Texas Medical Branch, Box 25041, Galveston, Texas 77555)
53, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since September 21, 2000; Director of the Fund, SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1985; Assistant to the President for Government Relations of The University of Texas Medical Branch, a medical school and hospital system, since 1975; Vice President of Jamail Galveston Foundation, since 1993.

STEVEN H. STUBBS, C.F.A. (514 Poplar Avenue, Philadelphia, Mississippi 39350) 61, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since September 21, 2000; Director of the Fund, SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1989; Former Director, President and Chief Executive Officer of The Westcap Corporation, formerly a government bond trader, 1994 to 1995; Former President and Chief Executive Officer of SM&R 1987 to 1994; Former President and Chief Executive Officer of the Fund, SM&R Equity Income Fund, Inc., SM&R Balanced Fund, Inc., American National Investment
Accounts, Inc. and SM&R Investments, Inc.; President and Director of Dancing Rabbit Press, Inc., private book publishing company, since 1999; Director of Neshoba County Philadelphia Historical Museum, Inc., non-profit museum, since 1999.

    THE FOLLOWING DIRECTOR OF SM&R INVESTMENTS, INC. IS ALSO CURRENTLY A DIRECTOR OF THE FUND, THE OTHER TWO SM&R EQUITY FUNDS AND AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.:

MICHAEL W. MCCROSKEY* (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
57, President, Chief Executive Officer and Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since 1994; President and Director of the Fund, SM&R Equity Income Fund, Inc., and SM&R Balanced
Fund, Inc., other investment companies in the SM&R complex of funds, since 1994; President, Chief Executive Officer, Director and member of the Executive Committee of SM&R, since 1994; Executive Vice President of American National Insurance Company; Vice President of Standard Life and Accident Insurance Company; Vice President, Investments of American National Property and Casualty Company; Vice President, Investments of American National General Insurance Company; Assistant Secretary of American National Life Insurance Company of Texas; Vice President of Investments for Garden State Life Insurance Company; Vice President, Pacific Property and Casualty, life, health and accident subsidiaries of American National; President and Director of ANREM Corporation, real estate investment; President and Director, ANTAC, Inc., real estate investment; Director, Comprehensive Investment Services, Inc., investments.

* "Interested Persons" as defined in the Investment Company Act of 1940. As indicated under the business experience section of the above table, Mr. McCroskey is President and Chief Executive Officer and a director of SM&R. Ms. Matthews and Mrs. Moody are members of the immediate family of Robert L. Moody. See "Stock Ownership of Certain Beneficial Owners and Officers and Directors" below.

(1) Member of Audit Committee

(2) Ms. Matthews is the daughter of Mrs. Ann Moody.

(3) Mr. Clifford, Mr. Cummings and Mr. Painton have advised the Fund that, because of their advancing age, they plan to resign from the board of SM&R Investments, Inc. effective

    December 31, 2000. SM&R Investments, Inc. has advised the Fund that if such directors resign, the current intent of the board of such fund would be not to replace such directors and to reduce the number of such fund's directors from 14 to 11. Mr. Clifford, Mr. Cummings and Mr. Painton have also advised the Fund that, if the Conversion described above is not approved by the Fund's shareholders and the Fund is not converted into a series of SM&R Investments, Inc., such directors will resign from the board of the Fund effective December 31, 2000.

              ORGANIZATION OF THE BOARD OF SM&R INVESTMENTS, INC.

    The Board of Directors of SM&R Investments, Inc. maintains an Audit Committee. The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection and appointment of and compensation to the Fund's independent auditors, to review the scope and results of audits made by such independent auditors, to make recommendations to the Board as to the scope of future audits, to inquire into, review and make recommendations with respect to the adequacy of the Fund's accounting and financial controls, and to otherwise assure effective communication between such auditors and the Board of Directors as a whole. Ernest S. Barratt and Edwin K. Nolan are the present members of the Audit Committee. One (1) Audit Committee meeting was held during the fiscal year ended August 31, 2000.

    SM&R Investments, Inc. held four (4) meetings of its Board of Directors during the fiscal year ended August 31, 2000.

                  EXECUTIVE OFFICERS OF SM&R INVESTMENTS, INC.

    The following information is given with respect to each of SM&R Investments, Inc.'s executive officers who are not directors:

TERESA E. AXELSON (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
52, Vice President and Secretary of SM&R Investments, Inc., the Fund, SM&R Equity Income Fund, Inc., SM&R Balanced Fund, Inc., American National Investment Accounts, Inc. and SM&R.

BRENDA T. KOELEMAY (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
45, Vice President and Treasurer of SM&R Investments, Inc., the Fund, SM&R Equity Income Fund, Inc., SM&R Balanced Fund, Inc., American National Investment Accounts, Inc. and SM&R; Treasurer and Director of Comprehensive Investment Services, Inc.; formerly Senior Manager, KPMG Peat Marwick.

MICHAEL W. MCCROSKEY (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
See "Information Concerning Directors" above.

EMERSON V. UNGER, C.L.U. (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
54, Vice President SM&R Investments, Inc., the Fund, SM&R Equity Income
Fund, Inc., SM&R Balanced Fund, Inc., American National Investment Accounts, Inc. and SM&R.

                 CHIEF EXECUTIVE OFFICER AND DIRECTORS OF SM&R

    The following information is given with respect to each of SM&R's executive officers and directors:

R. EUGENE LUCAS (Gal-Tex Hotel Corporation, 2302 Postoffice Street, Galveston, Texas 77550)
DIRECTOR OF SM&R
Director of American National Insurance Company, One Moody Plaza, Galveston, Texas 77550, life, health and accident insurance; President and Director of Gal-Tex Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas 77550, hotel management corporation; President and Director of Gal-Tenn Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas 77550, hotel management corporation; President and Director of Gal-Tex Management Company, 504 Moody National Bank Tower, Galveston, Texas 77550, hotel management corporation; President and Director of Gal-Tex Woodstock, Inc., 504 Moody National Bank Tower, Galveston, Texas 77550, hotel management corporation; President and Director of GTG Corporation, 504 Moody National Bank Tower, Galveston, Texas 77550, hotel management corporation.

MICHAEL W. MCCROSKEY (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
DIRECTOR, PRESIDENT, CHIEF EXECUTIVE OFFICER AND MEMBER OF THE EXECUTIVE COMMITTEE OF SM&R
President and Director of SM&R Investments, Inc., the Fund, SM&R Equity Income Fund, Inc., SM&R Balanced Fund, Inc., and American National Investment
Accounts, Inc., mutual funds; Director, Comprehensive Investment Services, an investment service company, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573; Executive Vice President, American National Insurance Company, life, health and accident insurance company; Director and President, ANREM Corporation, real estate management company; Director and President, ANTAC Corporation, real estate management company; all located at One Moody Plaza, Galveston, Texas 77550; Vice President, American National Property and Casualty, property and casualty insurance; Vice President, American National General Insurance Company, insurance company; Vice President, Pacific Property and Casualty, Inc., property and casualty insurance company, all located at 1949 East Sunshine, Springfield, Missouri. Vice President of Standard Life and Accident Insurance Company, insurance company, One Moody Plaza, Galveston, Texas

77550; Vice President of Garden State Life Insurance Company, insurance company, 2450 South Shore Blvd., League City, Texas 77573.

G. RICHARD FERDINANDTSEN (One Moody Plaza, Galveston, Texas 77550)
DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R
Director, President and Chief Operating Officer, American National Insurance Company, life, health and accident insurance company; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas, life insurance company, both located at One Moody Plaza, Galveston, Texas; Director, Comprehensive Investment Services, investment service company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573; Director, Vice Chairman of the Board, American National General Insurance Company, insurance company; Director, Vice Chairman of the Board, American National Property and Casualty, property and casualty insurance company; Director and Vice Chairman of the Board, Pacific Property & Casualty Company, property and casualty insurance company; Underwriter, American National Lloyds Insurance Company, insurance company, all located at 1949 East Sunshine, Springfield, Missouri. Director and Chairman of the Board, Standard Life and Accident Insurance Company, insurance company, One Moody Plaza, Galveston, Texas 77550; Director, Garden State Life Insurance Company, insurance company, 2450 South Shore Boulevard, League City, Texas 77573.

RONALD J. WELCH (One Moody Plaza, Galveston, Texas 77550)
DIRECTOR OF SM&R
Executive Vice President and Chief Actuary of American National Insurance Company, life, health and accident insurance company; Senior Vice President of American National Life Insurance Company of Texas, life insurance company, both located at One Moody Plaza, Galveston, Texas 77550; Director and Chairman of the Board of Garden State Life Insurance Company, insurance company, 2450 South Shore Boulevard, League City, Texas 77573; Director of Standard Life and Accident Insurance Company, insurance company, One Moody Plaza, Galveston, Texas 77550; Director of American National Property and Casualty Company, property and casualty insurance company; Director of American National General Insurance Company, insurance company; Director of Pacific Property and Casualty Company, property and casualty insurance company, all located at 1949 East Sunshine Street, Springfield, Missouri.

GORDON DIXON (2450 South Shore Boulevard, League City, Texas 77573)
DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER AND MEMBER OF INVESTMENT AND EXECUTIVE COMMITTEES OF SM&R
Vice President and Co-Portfolio Manager of the Fund, SM&R Equity Income
Fund, Inc. and SM&R Balanced Fund, Inc.; Vice President of, Portfolio Manager for American National Government Bond Portfolio and American

National High Yield Bond Portfolio of, and Co-Portfolio Manager of American National Growth Portfolio, American National Equity Income Portfolio and American National International Stock Portfolio of American National Investment Accounts, Inc.; Director and President, Comprehensive Investment Services, investment service company, all located at 2450 South Shore Boulevard
Suite 400, League City, Texas 77573; Vice President of Stocks for American National Insurance Company, life, health and accident insurance company, One Moody Plaza, Galveston, Texas 77550; Vice President of Investments for Garden State Life Insurance Company, an insurance company, 2450 South Shore Boulevard, League City, Texas 77573.

DAVID A. BEHRENS (One Moody Plaza, Galveston, Texas 77550)
DIRECTOR OF SM&R
Executive Vice President, Independent Marketing, American National Insurance Company, life, health and accident Insurance company, One Moody Plaza, Galveston, Texas 77550.

      STOCK OWNERSHIP OF OFFICERS AND DIRECTORS OF SM&R INVESTMENTS, INC.

    As of the Record Date, each of SM&R Investments, Inc.'s directors, and it's directors and officers as a group, had the following ownership in SM&R Investments, Inc.:

                                                      AMOUNT AND NATURE OF    PERCENT OF
TITLE OF CLASS             NAME OF BENEFICIAL OWNER   BENEFICIAL OWNERSHIP      CLASS
--------------             ------------------------  ----------------------   ----------
SM&R Primary Fund          Paul D. Cummings          20,797 (direct)              *
SM&R Money Market Fund     Jack T. Currie            10,000 (direct)              *
SM&R Money Market Fund     Edwin Nolan               24,281 (direct)              *
SM&R Primary Fund                                    2,844 (direct)               *
SM&R Government            Michael W. McCroskey      3,674 (indirect)             *
Bond Fund Class T
SM&R Tax Free Fund                                   4,249 (direct)               *
  Class T                                            103 (indirect)               *
SM&R Money Market Fund                               43,455 (direct)              *
SM&R Primary Fund                                    56,530 (direct)              *
SM&R Money Market Fund     Ira W. Painton            6,290 (direct)               *
                                                     7,326 (indirect)             *
SM&R Money Market Fund     Steven H. Stubbs          6,782 (direct)               *
SM&R Government Bond Fund  Directors and Officers    4,249 (direct/               *
                           as a group                indirect)

                                                      AMOUNT AND NATURE OF    PERCENT OF
TITLE OF CLASS             NAME OF BENEFICIAL OWNER   BENEFICIAL OWNERSHIP      CLASS
--------------             ------------------------  ----------------------   ----------
SM&R Tax Free Fund         Directors and Officers    6,337 (direct/               *
                           as a group                indirect)
SM&R Money Market Fund     Directors and Officers    215,697 (direct/             *
                           as a group                indirect)
SM&R Primary Fund          Directors and Officers    172,967 (direct/             *
                           as a group                indirect)

*   Less than 1% owned

    The information above was furnished by the Fund's directors and officers.

        REMUNERATION OF OFFICERS AND DIRECTORS OF SM&R INVESTMENTS, INC.

    The directors who are "Interested Persons" and the officers of SM&R Investments, Inc. receive remuneration, directors' fees and expense reimbursements only from SM&R and not from SM&R Investments, Inc. Directors who are not "Interested Persons" of SM&R Investments, Inc. are paid directors' fees by and receive expense reimbursements from SM&R Investments, Inc. (See the footnote under "Information Concerning Directors" above for a definition of "Interested Persons".)

    All of the directors except Mr. McCroskey (who, as an employee of SM&R, is not paid a fee for serving on the boards of funds in the SM&R fund complex) are paid a $500 per meeting fee for attendance at Board Meetings, a $2,000 annual retainer fee and reimbursement of travel expenses. The annual retainer fee and the travel expenses paid by SM&R Investments, Inc. are allocated between the series of SM&R Investments, Inc. The following directors of SM&R
Investments, Inc. received the following compensation FROM SM&R
INVESTMENTS, INC. for the fiscal year ended August 31, 2000:

                                                                 COMPENSATION
                                          TOTAL AGGREGATE         FROM SM&R
                                            COMPENSATION      INVESTMENTS, INC.
                                             FROM SM&R             AND FUND
NAME OF PERSON, POSITION                 INVESTMENTS, INC.         COMPLEX
------------------------                 ------------------   ------------------
ERNEST S. BARRATT (1)(2)
  DIRECTOR                                   $4,000.00            $ 8,000.00
RALPH S. CLIFFORD (1)(3)
  DIRECTOR                                   $     -0-            $10,000.00
PAUL D. CUMMINGS (1)(3)
  DIRECTOR                                   $     -0-            $10,000.00
JACK T. CURRIE (1)(3)
  DIRECTOR                                   $     -0-            $10,000.00
MICHAEL W. MCCROSKEY *(1)
  DIRECTOR                                   $     -0-            $      -0-

                                                                 COMPENSATION
                                          TOTAL AGGREGATE         FROM SM&R
                                            COMPENSATION      INVESTMENTS, INC.
                                             FROM SM&R             AND FUND
NAME OF PERSON, POSITION                 INVESTMENTS, INC.         COMPLEX
------------------------                 ------------------   ------------------
ALLAN W. MATTHEWS *(4)
  DIRECTOR                                   $     -0-            $      -0-
LEA MCLEOD MATTHEWS *(1)
  DIRECTOR                                   $     -0-            $      -0-
ANN MCLEOD MOODY *(1)
  DIRECTOR                                   $     -0-            $      -0-
EDWIN K. NOLAN (1)(2)
  DIRECTOR                                   $4,000.00            $ 8,000.00
IRA W. PAINTON (1)(3)
  DIRECTOR                                   $     -0-            $14,000.00
ROBERT V. SHATTUCK, JR. (1)(2)
  DIRECTOR                                   $4,000.00            $ 8,000.00
DONALD P. STEVENS (1)(3)
  DIRECTOR                                   $     -0-            $10,000.00
STEVEN H. STUBBS (1)(3)
  DIRECTOR                                   $     -0-            $10,000.00
JAMIE G. WILLIAMS (1)(2)
  DIRECTOR                                   $4,000.00            $ 8,000.00
FRANK P. WILLIAMSON (1)(2)
  DIRECTOR                                   $4,000.00            $ 8,000.00

*   "Interested Persons" as defined in the Investment Company Act of 1940.

(1) Also serves as a director of the Fund and American National Investment Accounts, Inc., SM&R Equity Income Fund, Inc. and SM&R Balanced Fund, Inc., other funds in the SM&R complex of funds.

(2) Received compensation from SM&R Investments, Inc. and American National Investment Accounts, Inc., another fund in the SM&R fund complex.

(3) Received compensation from the Fund, SM&R Equity Income Fund, Inc. and SM&R Balanced Fund, Inc., other funds in the SM&R complex of funds.

(4) Mr. Matthews resigned as a director of SM&R Investments, Inc. effective August 17, 2000.

                             SHAREHOLDER PROPOSALS

    As a general matter, the Fund does not hold annual meetings of shareholders, and, therefore, the anticipated date of the next special meeting of shareholders of the Fund cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Fund a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                    AUDITORS

    Tait, Weller & Baker ("TWB"), 8 Penn Center, Philadelphia, Pennsylvania 19103, served as the Fund's independent auditors for the year ending December 31, 1999 and will also serve as the Fund's independent auditors for the current fiscal year. Representatives of TWB are not expected to be present at the Special Shareholders' Meeting.

                                 ANNUAL REPORT

    The financial statements of the Fund, as contained in the Annual Report, should be read in conjunction with this Proxy Statement. A copy of the Annual Report of the Fund for the fiscal year ended December 31, 1999, including financial statements, was mailed to shareholders in March, 2000. The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report for the period ended June 30, 2000, to a shareholder upon request. The financial statements of SM&R Investments, Inc., as contained in its annual report should also be read in conjunction with this Proxy Statement. A copy will be provided to you upon request, without charge. Any such request should be made to Michele Lord, Assistant Secretary of the Fund, at P.O. Box 58969, Houston, Texas 77258-8969 or 1-800-526-8346, extension 229.

                                 OTHER BUSINESS

    Management knows of no other business which will be presented for consideration at the meeting other than as stated above. If any other business shall properly come before the meeting, the enclosed Proxy authorizes the persons named therein to vote on any such other business in accordance with their best judgement.

    All shares represented by proxies received by management, not revoked, will be voted at the meeting or at any adjournment thereof. Accordingly, we hope that you will be able to attend the meeting, but if not, we ask that you promptly mark, sign and mail the enclosed Proxy in the enclosed envelope.

                                 By Order of the Board of Directors

                                 /s/ Teresa E. Axelson

                                 Teresa E. Axelson,
                                 SECRETARY

APPENDIX A

                     PROPOSED INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             SM&R GROWTH FUND, INC.
                                      AND
                    SECURITIES MANAGEMENT AND RESEARCH, INC.

    THIS AGREEMENT (the "Agreement") is made and entered into this 1st day of December, 2000, by and between SM&R GROWTH FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund"), and SECURITIES MANAGEMENT AND RESEARCH, INC., a Florida corporation (hereinafter referred to as the "Adviser").

    In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

3) Adviser shall act as investment adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities and other properties comprising the assets of the Fund, subject at all times to the policies and approval of the Board of Directors of the Fund.

4)  In carrying out its obligations under paragraph 1 hereof, Adviser shall:

    a. Obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the portfolio of the Fund, and whether concerning the individual companies whose securities are included in the Fund's portfolio, or the industries in which they engage, or with respect to securities which the Adviser considers desirable for inclusion in the Fund's portfolio.

    b. Determine what industries and companies shall be represented in the Fund's portfolio and regularly report them to the Board of Directors of the Fund.

    c. Formulate and implement programs for the purchases and sales of the securities of such companies and regularly report thereon to the Board of Directors of the Fund; and

    d. Take, on behalf of the Fund, all actions which appear to the Adviser necessary to carry into effect such purchase and sale programs and supervisory functions, including the placing of orders for the purchase and sale of portfolio securities.

    The Adviser, as agent for the Fund, shall keep the Fund's books of account. In compliance with the requirements of the rules and regulations of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by such rules and regulations any such records as are required to be maintained.

3) Except for those investment-related expenses hereafter expressly reserved to the Fund, the Adviser will furnish all investment-related management, executive, administrative and operational services reasonably necessary to the Fund, either by furnishing the same directly to the Fund or by reimbursing the Fund for any such investment-related expense not so excepted but paid by the Fund. The investment-related services and materials to be furnished by Adviser include without limitation:

    a. The services of all persons necessary to perform the executive, administrative, clerical and bookkeeping functions for the Fund's investment operations; and

    b. Suitable office space, necessary office equipment and utilities required in connection with the Fund's investment operations.

4)  The investment-related expenses reserved to the Fund are as follows:

    a.  Commissions and other expenses incidental to portfolio transactions;

    b. The charges of the custodian of the Fund's assets (including the sums, if any, charged to the Fund by such custodian for keeping books and similar services with respect to the custodianship of such assets);

    c.  Taxes;

    d. Related fees and expenses of the Fund's auditors, the Fund's legal counsel and counsel for the not "interested" directors; and

    e.  The fees to the Adviser set forth below in paragraph 5.

5) As its sole compensation for the services, expenses, facilities and materials supplied to the Fund hereunder, the Fund shall pay to the Adviser a monthly advisory fee according to the schedule below. The advisory fee shall be paid monthly and shall be computed by applying to the average daily net asset value of the Fund each month one-twelfth (1/12th) of the annual rate.

                                                        ADVISORY FEE
ON THE PORTION OF THE FUND'S AVERAGE DAILY NET ASSETS   ANNUAL RATE
-----------------------------------------------------  --------------
Not exceeding $100,000,000                               .750 of 1%
Exceeding $100,000,000 but not exceeding $200,000,000    .625 of 1%
Exceeding $200,000,000 but not exceeding $300,000,000    .500 of 1%
Exceeding $300,000,000                                   .400 of 1%

    The average daily net asset value of the Fund shall be computed by adding the net asset values computed by the Adviser each day during the month and dividing the resulting total by the number of days in the month. The net asset value per share of Fund shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of Fund shares outstanding. Expenses and fees of the Fund, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value.

    The investment advisory fee for each month shall be payable as soon as practicable after the last business day of such month.

6) Adviser is affiliated with American National Insurance Company, a Texas insurance corporation ("American National"). Adviser has entered into a contract dated January 1, 1987 with American National pursuant to which contract American National will furnish certain personnel, investment information and resources, services, equipment, materials and facilities to Adviser, some of which may be used by Adviser in meeting its obligations to the Fund hereunder.

7) Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to the Articles of Incorporation and the current prospectus of the Fund, as well as any directives of the Board of Directors of the Fund, the Executive Committee of said Board, any other committee or committees of the Fund acting pursuant to authority of the Board, or any officer of the Fund acting pursuant to like authority.

8) In carrying out its obligations under this Agreement, Adviser shall at all times conform to:

    a. All applicable provisions of the Investment Company Act of 1940, as amended, and any rules and regulations adopted thereunder;

    b. The provisions of the Articles of Incorporation of the Fund as amended from time to time;

    c.  The provisions of the By-Laws of the Fund as amended from time to time;

    d. The provisions of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, as amended from time to time;

    e.  Any other applicable provisions of state or federal law.

9) In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any officer or director of the Adviser shall act as a principal or receive any commission other than its compensation provided for in paragraph 5 hereof.

10) The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.

11) This Agreement shall become effective on the date set forth above and shall continue in effect until December 1, 2001. Thereafter, this Agreement will continue in effect for additional one year periods only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and in either case by the specific approval of a majority of the directors who are not parties to such contract or agreement, or "interested" persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, the term "interested" persons for this purpose having the meaning defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

12) This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Adviser, on sixty days' written notice to the other party.

13) This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in
    Section 2(a)(4) of the Investment Company Act of 1940.

14) Any notice under this Agreement shall be in writing addressed and delivered or mailed postage paid to the other party, at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and that of the Adviser for this purpose shall be 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

15) No amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund.

16) This Investment Advisory Agreement is separate and distinct from, and neither affects nor is affected by, the Underwriting Agreement between the parties hereto.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate on the day and year first above written.

SM&R GROWTH FUND, INC.

By:
---------------------------------
Michael W. McCroskey, President

SECURITIES MANAGEMENT AND RESEARCH, INC.

By:
---------------------------------
Gordon D. Dixon, Senior Vice President

APPENDIX B

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

    This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made August 17, 2000 between SM&R Growth Fund, Inc., a Maryland corporation (the "Old Fund"), and SM&R Investments, Inc., a Maryland corporation ("Investments"), on behalf of its SM&R Growth Fund series (the "New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and the Old Fund and Investments are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies".) All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Old Fund or by Investments on behalf of the New Fund.

    The Old Fund intends to change its identity -- by converting from a "stand alone" fund organized and operating as a Maryland corporation to New Fund, a new series of Investments -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). Old Fund will accomplish such conversion by:

    (i) transferring all its assets to New Fund (which is being established by Investments solely for the purpose of acquiring Old Fund's assets and continuing Old Fund's business) in exchange solely for voting shares of common stock of New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities; and

    (ii) subsequently constructively distributing the New Fund Shares pro rata to holders of Old Fund shares of common stock ("Old Fund Shares") in exchange therefor.

    Such transfer, exchange, assumption and distribution shall be on the terms and conditions set forth in this Agreement, which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes. All such transactions are referred to herein as the "Reorganization."

    In consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  PLAN OF CONVERSION AND TERMINATION

     1.1 Old Fund agrees to assign, sell, convey, transfer, and deliver to New Fund all of Old Fund's assets including, but not limited to, the assets described in paragraph 1.2 below ("Old Fund Assets"). New Fund agrees in exchange therefor --

        (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

        (b) to assume all of Old Fund's liabilities, including, but not limited to, those described in paragraph 1.3 ("Old Fund Liabilities").

    Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2 The Old Fund Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and any and all other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3 The Old Fund Liabilities shall include, without limitation, all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the one New Fund Share issued to Old Fund pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph
         1.1 to its shareholders of record, determined as of the Effective Time (each an "Old Fund Shareholder" and collectively "Old Fund Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Investments' transfer agent's opening accounts on New Fund's share transfer books in the Old Fund Shareholders' names and transferring such New Fund Shares thereto. Each Old Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Old Fund Shareholder so that each such Old Fund Shareholder owns the same amount and class of New Fund Shares as the number and class of Old Fund Shares owned by such Old Fund Shareholder as of the Effective Time. All outstanding Old

         Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5 As soon as reasonably practicable after distribution of the New Fund Shares to the Old Fund Shareholders pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund's corporate existence shall be terminated, and any and all further action necessary under applicable law to accomplish such termination of Old Fund shall be taken.

     1.6 Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which Old Fund is terminated.

     1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2.  CLOSING AND EFFECTIVE TIME

     2.1 The Reorganization, together with related acts necessary to consummate the Reorganization (the "Closing"), shall occur at the offices of Securities Management and Research, Inc. at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573 on December 31, 2000, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree (the "Effective Time").

     2.2 The Old Fund's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Old Fund Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. The Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Old Fund Assets held by the custodian will be transferred to New Fund at the Effective Time and
         (b) all necessary taxes in conjunction with the delivery of the Old Fund Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3 Investments' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Old Fund Shareholders' names. Investments shall issue and deliver a confirmation to the Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to the Old Fund that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     2.4 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.  REPRESENTATIONS AND WARRANTIES

     3.1 Old Fund represents and warrants as follows:

        3.1.1 The Old Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Amended and Restated Articles of Incorporation is on file with the Maryland Department of Assessments and Taxation;

        3.1.2 The Old Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        3.1.3 At the Closing, Old Fund will have good and marketable title to the Old Fund Assets and full right, power, and authority to sell, assign, transfer, and deliver the Old Fund Assets free of any liens or other encumbrances; and upon delivery and payment for the Old Fund Assets, New Fund will acquire good and marketable title thereto;

        3.14 New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

        3.1.5 The Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Old Fund Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

        3.1.6 The Old Fund Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Old Fund Assets;

        3.1.7 The Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

        3.1.8 Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U. S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        3.1.9 As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

       3.1.10 At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's Shareholders; and

       3.1.11 The Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

     3.2 New Fund represents and warrants as follows:

        3.2.1 Investments is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland;

              and a copy of its Amended and Restated Articles of Incorporation is on file with the Maryland Department of Assessments and Taxation;

        3.2.2 Investments is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        3.2.3 Before the Effective Time, New Fund will be a duly established and designated series of Investments;

        3.2.4 New Fund has not commenced operations and will not do so until after the Closing;

        3.2.5 Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except for the one share provided for in paragraph 4.4;

        3.2.6 No consideration other than New Fund Shares (and New Fund's assumption of the Old Fund Liabilities) will be issued in exchange for the Old Fund Assets in the Reorganization;

        3.2.7 The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

        3.2.8 New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

        3.2.9 New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of Investments, an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Old Fund Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

       3.2.10 Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code),

              (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Old Fund Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and
              (d) expects to retain substantially all the Old Fund Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

       3.2.11 There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

       3.2.12 Immediately after the Reorganization, (a) not more than 25% of the value of the New Fund's total assets (excluding cash, cash items, and U. S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

     3.3 Each Fund represents and warrants as follows:

        3.3.1 The aggregate fair market value of the New Fund Shares, when received by the Old Fund Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

        3.3.2 Its management (a) is unaware of any plan or intention of Old Fund Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund,
              (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Old Fund Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

        3.3.3 The Old Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        3.3.4 Immediately following consummation of the Reorganization, the Old Fund Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

        3.3.5 Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as an RIC -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of Old Fund's net assets;

        3.3.6 There is no intercompany indebtedness between the Funds; and

        3.3.7 Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization.

4.  CONDITIONS PRECEDENT

    Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     4.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

     4.2 All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may waive any of such conditions;

     4.3 Each Investment Company shall have received an opinion of Sutherland, Asbill & Brennan, L.L.P., addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        4.3.1 New Fund's acquisition of the Old Fund Assets in exchange solely for New Fund Shares and New Fund's assumption of the Old Fund Liabilities, followed by Old Fund's distribution of those shares pro rata to the Old Fund Shareholders constructively in exchange for the Old Fund Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        4.3.2 Old Fund will recognize no gain or loss on the transfer to New Fund of the Old Fund Assets in exchange solely for New Fund Shares and New Fund's assumption of the Old Fund Liabilities or on the subsequent distribution of those shares to the Old Fund Shareholders in constructive exchange for their Old Fund Shares;

        4.3.3 New Fund will recognize no gain or loss on its receipt of the Old Fund Assets in exchange solely for New Fund Shares and its assumption of the Old Fund Liabilities;

        4.3.4 New Fund's basis for the Old Fund Assets will be the same as the basis thereof in Old Fund's hands immediately before the

              Reorganization, and New Fund's holding period for the Old Fund Assets will include Old Fund's holding period therefor;

        4.3.5 An Old Fund Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

        4.3.6 An Old Fund Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Old Fund Shareholder at the Effective Time; and

        4.3.7 For purposes of section 381 of the code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

     4.4 Prior to the Closing, Investments' directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Old Fund in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

     4.5 Investments (on behalf of and with respect to New Fund) shall have entered into an investment advisory agreement, an underwriting agreement, an administrative service agreement, a custodian contract, a multiple class plan, and a distribution and shareholder servicing plan pursuant to rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by Investments' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by the Old Fund as the sole shareholder of New Fund.

    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.  BROKERAGE FEES AND EXPENSES

     5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 The expenses of the Reorganization will be borne by Securities Management and Research, Inc., the Florida corporation that serves as investment adviser to the Funds.

6.  ENTIRE AGREEMENT; NO SURVIVAL

    Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7.  TERMINATION

    This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's Shareholders:

     7.1 By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2000; or

     7.2 By the parties' mutual agreement.

    In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8.  AMENDMENT

    This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Old Fund Shareholders' interests.

9.  MISCELLANEOUS

     9.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     9.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.3 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                            SM&R GROWTH FUND, INC.

-------------------------------    By: ---------------------------
Secretary                          Name: ------------------------
                                   Its: ---------------------------

ATTEST:                            SM&R INVESTMENTS, INC.

-------------------------------    By: ---------------------------
Secretary                          Name: ------------------------
                                   Its: ---------------------------

VOTING PROXY

                             SM&R GROWTH FUND, INC.

                     PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                                October 31, 2000
                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ira W. Painton and Michael W. McCroskey and each or any of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the SM&R Growth Fund, Inc. that the undersigned is entitled to vote at the special meeting of shareholders to be held in League City, Texas, on Tuesday, October 31, 2000, and at any postponement or adjournment thereof on each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you sign this form without checking a box with respect to any proposal listed, the timely return of this Proxy Voting Ballot will be deemed an instruction to vote in favor of the proposals. The named proxies cannot vote your shares unless you sign and return this Proxy Voting Ballot in the envelope provided. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                                    I hereby revoke any and all proxies with respect to shares of the Fund heretofore given by me. I acknowledge receipt of the proxy statement dated September 21, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING.

                                    Date______________, 2000

                                    ------------------------------------------
                                    Signature(s) (Title(s), if applicable)

                                    Note: Please sign exactly as your name or names appear on the Proxy Voting Ballot. When signing as a fiduciary (i.e. attorney, executor, administrator, trustee, or guardian), give the full title as to the capacity in which you are signing.


VOTE ON PROPOSALS ( The Board of Directors recommends a vote FOR )

1. Approval of a New Investment Advisory Agreement which does not reflect a performance fee adjustment.

                     [] For      [] Abstain      [] Against

2. Approval of Plan of Conversion of the Fund into a Series of SM&R Investments, Inc.

                     [] For      [] Abstain      [] Against

3. To act on such other matters as may properly come before the meeting or any adjournment thereof.